                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST  1996 - B


                           MONTHLY  SERVICER'S  CERTIFICATE



Accounting Date:                  August 31,1997
Determination Date:               September 5,1997
Distribution Date:                September 15, 1997
Monthly Period Ending:            August 31,1997


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1996, among Olympic Automobile Receivables Trust, 1996-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.  Collection  Account  Summary

    Available Funds:
                  Payments Received                                             $14,913,107.29
                  Liquidation Proceeds (excluding Purchase Amounts)              $2,389,040.99
                  Current Monthly Advances                                         $237,942.26
                  Amount of deposit, if any, for Collection Account Shortfall            $0.00
                  Monthly Advance Recoveries                                      ($256,134.84)
                  Purchase Amounts-Warranty and Administrative Receivables               $0.00
                  Purchase Amounts - Liquidated Receivables                              $0.00
                  Income from investment of funds in Trust Accounts                 $85,006.93
                                                                                --------------
    Total Available Funds                                                                           $17,368,962.63
                                                                                                    --------------
                                                                                                    --------------

    Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                      $0.00
                  Backup Servicer Fee                                                    $0.00
                  Basic Servicing Fee                                              $355,312.52
                  Trustee and other fees                                                 $0.00
                  Class A-1  Interest Distributable Amount                               $0.00
                  Class A-2  Interest Distributable Amount                         $343,525.26
                  Class A-3  Interest Distributable Amount                         $687,700.00
                  Class A-4  Interest Distributable Amount                         $652,077.50
                  Class A-5  Interest Distributable Amount                         $318,665.00
                  Noteholders' Principal Distributable Amount                   $12,446,773.84
                  Certificateholders' Interest Distributable Amount                $336,375.00
                  Certificateholders' Principal Distributable Amount                     $0.00
                  Amounts owing and not paid to Security Insurer under
                    Insurance Agreement                                                  $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)           $0.00
                  Spread Account Deposit                                         $2,228,533.51
                                                                                --------------
    Total Amounts Payable on Distribution Date                                                      $17,368,962.63
                                                                                                    --------------
                                                                                                    --------------


                                        Page 1 (1996-B)

II. Available  Funds

    Collected Funds (see V)
                  Payments Received                                                       $14,913,107.29
                  Liquidation Proceeds (excluding Purchase Amounts)                        $2,389,040.99      $17,302,148.28
                                                                                          --------------

    Purchase Amounts                                                                                                   $0.00

    Monthly Advances
                  Monthly Advances - current Monthly Period (net)                            ($18,192.58)
                  Monthly Advances - Outstanding Monthly Advances
                    not otherwise reimbursed to the Servicer                                       $0.00         ($18,192.58)
                                                                                          --------------

    Income from investment of funds in Trust Accounts                                                             $85,006.93
                                                                                                              --------------

    Available Funds                                                                                           $17,368,962.63
                                                                                                              --------------
                                                                                                              --------------

III. Amounts  Payable  on  Distribution  Date

    (i)(a)        Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                          $0.00

    (i)(b)        Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

    (i)(c)        Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                      $0.00


     (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                    Owner Trustee                                                                  $0.00
                    Administrator                                                                  $0.00
                    Indenture Trustee                                                              $0.00
                    Indenture Collateral Agent                                                     $0.00
                    Lockbox Bank                                                                   $0.00
                    Custodian                                                                      $0.00
                    Backup Servicer                                                                $0.00
                    Collateral Agent                                                               $0.00               $0.00
                                                                                          --------------

    (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                           $355,312.52

    (iii)(b)      Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

    (iii)(c)      Servicer reimbursements for mistaken deposits or postings of checks
                  returned for insufficient funds (not otherwise reimbursed to Servicer)                               $0.00

    (iv)          Class A-1  Interest Distributable Amount                                                             $0.00
                  Class A-2  Interest Distributable Amount                                                       $343,525.26
                  Class A-3  Interest Distributable Amount                                                       $687,700.00
                  Class A-4  Interest Distributable Amount                                                       $652,077.50
                  Class A-5  Interest Distributable Amount                                                       $318,665.00

    (v)           Noteholders' Principal Distributable Amount
                    Payable to Class A-1 Noteholders                                                                   $0.00
                    Payable to Class A-2 Noteholders                                                          $12,446,773.84
                    Payable to Class A-3 Noteholders                                                                   $0.00
                    Payable to Class A-4 Noteholders                                                                   $0.00
                    Payable to Class A-5 Noteholders                                                                   $0.00

    (vi)          Certificateholders' Interest Distributable Amount                                              $336,375.00

    (vii)         Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                  Distribution Account of any funds in the Class A-1 Holdback Subaccount
                  (applies only on the Class A-1 Final Scheduled Distribution Date)                                    $0.00

    (viii)        Certificateholders' Principal Distributable Amount                                                   $0.00

    (ix)          Amounts owing and not paid to Security Insurer under Insurance Agreement                             $0.00
                                                                                                              --------------

                  Total amounts payable on Distribution Date                                                  $15,140,429.12
                                                                                                              --------------
                                                                                                              --------------


                                        Page 2 (1996-B)

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

    Spread Account deposit:

              Amount of excess, if any, of Available Funds
                 over total amounts payable (or amount of such
                 excess up to the Spread Account Maximum Amount)                                               $2,228,533.51

    Reserve Account Withdrawal on any Determination Date:

              Amount of excess, if any, of total amounts payable over Available Funds
                 (excluding amounts payable under item (vii) of Section III)                                           $0.00

              Amount available for withdrawal from the Reserve Account (excluding the
                 Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                 (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                 of transfers of Subsequent Receivables)                                                              ($0.00)

              (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                 Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from the Reserve Account, and deposited in the Collection Account.)

              Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the Class A-1 Notes
                 exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III             $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                                 $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                  of Section III) shall be withdrawn by the Indenture Trustee from the
                 Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                 Account for payment to the Class A-1 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                  $0.00

    Deficiency Claim Amount:

              Amount of excess, if any, of total amounts payable over funds available for withdrawal
              from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                              $0.00

              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:


              Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
              Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
              the Class A-5 Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account                $0.00

    Class A-1 Maturity Shortfall:

              Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
              the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
              pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                         $0.00


    (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                        Page 3 (1996-B)

V.  Collected Funds

    Payments Received:
                   Supplemental Servicing Fees                                                        $0.00
                   Amount allocable to interest                                               $4,579,984.28
                   Amounts allocable to principal                                            $10,333,123.01
                   Amount allocable to Insurance Add-On Amounts                                       $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                             --------------

    Total Payments Received                                                                                      $14,913,107.29

    Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables               $2,667,729.57

                   Less: (i) reasonable expenses incurred by Servicer
                    in connection with the collection of such Liquidated
                    Receivables and the repossession and disposition
                    of the related Financed Vehicles and (ii) amounts
                    required to be refunded to Obligors on such Liquidated Receivables         ($278,688.58)
                                                                                             --------------

    Net Liquidation Proceeds                                                                                      $2,389,040.99

    Allocation of Liquidation Proceeds:
                   Supplemental Servicing Fees                                                        $0.00
                   Amount allocable to interest                                                       $0.00
                   Amounts allocable to principal                                                     $0.00
                   Amount allocable to Insurance Add-On Amounts                                       $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00               $0.00
                                                                                             --------------      --------------

    Total Collected Funds                                                                                        $17,302,148.28
                                                                                                                 --------------
                                                                                                                 --------------

VI. Purchase Amounts Deposited in Collection Account

    Purchase Amounts - Warranty Receivables                                                                               $0.00
                   Amount allocable to interest                                                       $0.00
                   Amounts allocable to principal                                                     $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00

    Purchase Amounts - Administrative Receivables                                                                         $0.00
                   Amount allocable to interest                                                       $0.00
                   Amounts allocable to principal                                                     $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00

    Total Purchase Amounts                                                                                                $0.00
                                                                                                                 --------------
                                                                                                                 --------------

VII.               Reimbursement of Outstanding Monthly Advances

    Outstanding Monthly Advances                                                                                    $537,781.35

    Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                   Payments received from Obligors                                             ($256,134.84)
                   Liquidation Proceeds                                                               $0.00
                   Purchase Amounts - Warranty Receivables                                            $0.00
                   Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                             --------------

    Outstanding Monthly Advances to be netted against Monthly
      Advances for the current Monthly Period                                                                      ($256,134.84)

    Outstanding Monthly Advances to be reimbursed out of
      Available Funds on the Distribution Date                                                                     ($256,134.84)

    Remaining Outstanding Monthly Advances                                                                          $281,646.51

    Monthly Advances - current Monthly Period                                                                       $237,942.26
                                                                                                                 --------------

    Outstanding Monthly Advances - immediately following the Distribution Date                                      $519,588.77
                                                                                                                 --------------
                                                                                                                 --------------


                                        Page 4 (1996-B)

VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

       Payments received allocable to principal                                                          $10,333,123.01
       Aggregate of Principal Balances as of the Accounting Date of all
         Receivables that became Liquidated Receivables
         during the Monthly Period                                                                        $2,113,650.83
       Purchase Amounts - Warranty Receivables allocable to principal                                             $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                       $0.00
       Amounts withdrawn from the Pre-Funding Account                                                             $0.00
       Cram Down Losses                                                                                           $0.00
                                                                                                         --------------

       Principal Distribution Amount                                                                     $12,446,773.84
                                                                                                         --------------
                                                                                                         --------------

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-1 Noteholders on such Distribution Date)                     $0.00

       Multiplied by the Class A-1 Interest Rate                                              5.39%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360          0.08333333              $0.00
                                                                                    ---------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                    $0.00
                                                                                                         --------------
   Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                         --------------
                                                                                                         --------------

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-2 Noteholders on such Distribution Date)            $68,705,052.39

       Multiplied by the Class A-2 Interest Rate                                              6.00%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360          0.08333333         $343,525.26
                                                                                    ---------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                     $0.00
                                                                                                         --------------

       Class A-2 Interest Distributable Amount                                                              $343,525.26
                                                                                                         --------------
                                                                                                         --------------

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-3 Noteholders on such Distribution Date)           $126,960,000.00

       Multiplied by the Class A-3 Interest Rate                                              6.50%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360          0.08333333         $687,700.00

                                                                                    ---------------
       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                     $0.00
                                                                                                         --------------

       Class A-3 Interest Distributable Amount                                                              $687,700.00
                                                                                                         --------------
                                                                                                         --------------

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-4 Noteholders on such Distribution Date)           $116,790,000.00

       Multiplied by the Class A-4 Interest Rate                                              6.70%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360          0.08333333         $652,077.50
                                                                                    ---------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                     $0.00
                                                                                                         --------------

       Class A-4 Interest Distributable Amount                                                              $652,077.50
                                                                                                         --------------
                                                                                                         --------------


                                        Page 5 (1996-B)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-5 Noteholders on such Distribution Date)                      $55,420,000.00

       Multiplied by the Class A-5 Interest Rate                                                        6.90%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $318,665.00
                                                                                               --------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                                 --------------

       Class A-5 Interest Distributable Amount                                                                      $318,665.00
                                                                                                                 --------------
                                                                                                                 --------------


H.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                          $0.00
       Class A-2 Interest Distributable Amount                                                    $343,525.26
       Class A-3 Interest Distributable Amount                                                    $687,700.00
       Class A-4 Interest Distributable Amount                                                    $652,077.50
       Class A-5 Interest Distributable Amount                                                    $318,665.00

    Noteholders' Interest Distributable Amount                                                                    $2,001,967.76
                                                                                                                 --------------
                                                                                                                 --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                           $12,446,773.84

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the
           Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
           Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the
           Pre-Funding Account) as of the Accounting Date  for the preceding Distribution
           Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
           Aggregate Principal Balance (plus any funds remaining on deposit in the
           Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date)         89.93%    $11,193,383.71
                                                                                               --------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                 --------------

       Noteholders' Principal Distributable Amount                                                               $11,193,383.71
                                                                                                                 --------------
                                                                                                                 --------------

J.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
       (equal to entire Noteholders' Principal Distributable Amount until the principal balance
       of the Class A-1 Notes is reduced to zero)                                                                         $0.00
                                                                                                                 --------------
                                                                                                                 --------------

       Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
       (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
       Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
       thereafter, equal to the entire Noteholders' Principal Distributable Amount)                              $11,193,383.71
                                                                                                                 --------------
                                                                                                                 --------------


                                        Page 6 (1996-B)

K.  Calculation of Certificateholders' Interest Distributable Amount

       Certificateholders' Monthly Interest Distributable Amount:

       Certificate Balance (as of the close of business
          on the preceding Distribution Date)                                                  $58,500,000.00

       Multilpied by the Certificate Pass-Through Rate                                                  6.90%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $336,375.00
                                                                                               --------------

       Plus any unpaid Certificateholders' Interest Carryover Shortfall                                                   $0.00
                                                                                                                 --------------

       Certificateholders' Interest Distributable Amount                                                            $336,375.00
                                                                                                                 --------------
                                                                                                                 --------------

L.  Calculation of Certificateholders' Principal Distributable Amount:

       Certificateholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                           $12,446,773.84

       Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the
          Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
          Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date
          thereafter, 100% minus Noteholders' Percentage)                                               0.00%             $0.00
                                                                                               --------------

       Unpaid Certificateholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                                 --------------

       Certificateholders' Principal Distributable Amount                                                                 $0.00
                                                                                                                 --------------
                                                                                                                 --------------

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the  Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                Pre-Funded Amount                                                                                         $0.00
                                                                                                                 --------------

                                                                                                                          $0.00
                                                                                                                 --------------
                                                                                                                 --------------

      Less:  withdrawals from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
        (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
        Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to
        transfer of Subsequent Receivables over (ii) $0))                                                                 $0.00

      Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the
        August 1996 Distribution Date or in the case the amount on deposit in the Pre-Funding
        Account has been reduced to $100,000 or less as of the Distribution Date (see B below)                            $0.00
                                                                                                                 --------------

      Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
                Pre-Funded Amount                                                                      $0.00
                                                                                               --------------

                                                                                                                          $0.00
                                                                                                                 --------------
                                                                                                                 --------------


                                        Page 7 (1996-B)

IX. Pre-Funding Account (cont.)

    B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
      Funding Period (August 1996 Distribution Date) or the Pre-Funded Amount being reduced
      to $100,000 or less on any Distribution Date                                                                        $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
      (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
      Distribution Date)                                                                                                  $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
      (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
      Distribution Date)                                                                                                  $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
      (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
      Distribution Date)                                                                                                  $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
      (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
      Distribution Date)                                                                                                  $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
      (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
      Distribution Date)                                                                                                  $0.00

    Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
      (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
      Distribution Date)                                                                                                  $0.00

    C.  Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                          $0.00
    Class A-2 Prepayment Premium                                                                                          $0.00
    Class A-3 Prepayment Premium                                                                                          $0.00
    Class A-4 Prepayment Premium                                                                                          $0.00
    Class A-5 Prepayment Premium                                                                                          $0.00

    Certificate Prepayment Premium                                                                                        $0.00



                                        Page 8 (1996-B)

X.  Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Recerve Amount calculated with respect to Class A-1 Notes,
      Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
      and Certificates:

              Product of (x)  6.62% (weighted average interest of the Class A-1 Interest Rate,
              Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5
              Interest Rate and Certificate Pass-Through Rate (based on the outstanding Class A-1 principal balance, Class A-2 principal balance, Class A-3 principal balance, Class A-4 principal balance, Class A-5 principal balance and Certificate Balance), divided by
              360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number
              of days until the August 1996 Distribution Date))                                                          $0.00

              Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such
              Distribution Date) and (z) 0 (the number of days until the August 1996 Distribution Date)                 ($0.00)
                                                                                                                      ----------

    Requisite Reserve Amount                                                                                             ($0.00)
                                                                                                                      ----------
                                                                                                                      ----------

    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
      Subaccount) as of the preceding Distribution Date or, in the case of the first
      Distribution Date, as of the Closing Date                                                                           $0.00

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
      Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn
      from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                     $0.00

    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
      Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
      Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
      General Partners from amounts withdrawn from the Pre-Funding Account in respect of
      transfers of Subsequent Receivables)                                                                               ($0.00)

    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
      to cover the excess, if any, of total amount payable over Available Funds (see IV above)                            $0.00
                                                                                                                      ----------

    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
      Subaccount) after the Distribution Date                                                                            ($0.00)
                                                                                                                      ----------
                                                                                                                      ----------

XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                       $0.00

    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
      is greater than $0 (the Original Pool Balance after giving effect to the transfer of
      Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
      preceding the Distribution Date))                                                                                   $0.00

    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
      a Class A-1 Maturity Shortfall (see IV above)                                                                       $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
      withdrawal to be released by the Indenture Trustee to the General Partners)                                         $0.00
                                                                                                                      ----------

    Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                      ----------
                                                                                                                      ----------


XII. Calculation of Servicing Fees

     Aggregate Principal Balance as of the first day of the Monthly Period   $426,375,018.62
     Multiplied by Basic Servicing Fee Rate                                            1.00%
     Divided by Months per year                                                    0.083333%
                                                                             ---------------

     Basic Servicing Fee                                                                          $355,312.52

     Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

     Supplemental Servicing Fees                                                                        $0.00
                                                                                                  -----------

     Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $355,312.52
                                                                                                                ---------------
                                                                                                                ---------------

XIII. Information for Preparation of Statements to Noteholders

     a.     Aggregate principal balance of the Notes as of first day of Monthly Period
              Class A-1 Notes                                                                                             $0.00
              Class A-2 Notes                                                                                    $68,705,052.39
              Class A-3 Notes                                                                                   $126,960,000.00
              Class A-4 Notes                                                                                   $116,790,000.00
              Class A-5 Notes                                                                                    $55,420,000.00

     b.     Amount distributed to Noteholders allocable to principal
              Class A-1 Notes                                                                                             $0.00
              Class A-2 Notes                                                                                    $12,446,773.84
              Class A-3 Notes                                                                                             $0.00
              Class A-4 Notes                                                                                             $0.00
              Class A-5 Notes                                                                                             $0.00

     c.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
              Class A-1 Notes                                                                                             $0.00
              Class A-2 Notes                                                                                    $56,258,278.55
              Class A-3 Notes                                                                                   $126,960,000.00
              Class A-4 Notes                                                                                   $116,790,000.00
              Class A-5 Notes                                                                                    $55,420,000.00

     d.     Interest distributed to Noteholders
              Class A-1 Notes                                                                                             $0.00
              Class A-2 Notes                                                                                       $343,525.26
              Class A-3 Notes                                                                                       $687,700.00
              Class A-4 Notes                                                                                       $652,077.50
              Class A-5 Notes                                                                                       $318,665.00

     e.     Remaining Certificate Balance                                                                        $58,500,000.00

     f.     1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
            2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
            3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
            4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
            5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
            7.  Certificateholders' Interest Carryover Shortfall if any (and change in amount from preceding
                  statement)                                                                                              $0.00
            8.  Class B Certificateholders' Principal Carryover Shortfall if any (and change in amount from
                  preceding statement)                                                                                    $0.00


XIV. Information for Preparation of Statements to Noteholders (continued)
       g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
            1.  Reserve Account                                                                         $0.00
            2.  Class A-1 Holdback Subaccount                                                           $0.00
            3.  Claim on the Note Policy                                                                $0.00

       h.   Remaining Pre-Funded Amount                                                                 $0.00

       i.   Remaining Reserve Amount                                                                                      $0.00

       j.   Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

       k.   Prepayment amounts
              Class A-1 Prepayment Amount                                                                                 $0.00
              Class A-2 Prepayment Amount                                                                                 $0.00
              Class A-3 Prepayment Amount                                                                                 $0.00
              Class A-4 Prepayment Amount                                                                                 $0.00
              Class A-5 Prepayment Amount                                                                                 $0.00

       l.    Prepayment Premiums
              Class A-1 Prepayment Premium                                                                                $0.00
              Class A-2 Prepayment Premium                                                                                $0.00
              Class A-3 Prepayment Premium                                                                                $0.00
              Class A-4 Prepayment Premium                                                                                $0.00
              Class A-5 Prepayment Premium                                                                                $0.00

       m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
              paid by the Trustee on behalf of the Trust                                                            $355,312.52

       n.   Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
              Class A-1 Notes                                                                                        0.00000000
              Class A-2 Notes                                                                                        0.25179375
              Class A-3 Notes                                                                                        1.00000000
              Class A-4 Notes                                                                                        1.00000000
              Class A-5 Notes                                                                                        1.00000000

XV.  Information for Preparation of Statements to Certificateholders
       a.   Aggregate Certificate Balance as of first day of Monthly Period                                      $58,500,000.00

       b.   Amount distributed to Certificateholders allocable to principal                                               $0.00

       c.   Aggregate  Certificate Balance (after giving effect to
             distributions on the Distribution Date)                                                             $58,500,000.00

       d.   Interest distributed to  Certificateholders                                                             $336,375.00

       e.   Remaining  Certificate Balance                                                                       $58,500,000.00

       f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
              Class A-1 Notes                                                                                             $0.00
              Class A-2 Notes                                                                                    $56,258,278.55
              Class A-3 Notes                                                                                   $126,960,000.00
              Class A-4 Notes                                                                                   $116,790,000.00
              Class A-5 Notes                                                                                    $55,420,000.00

       g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
            2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
            3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
            4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
            5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)           $0.00
            7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
            8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)        $0.00

       h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
            1.  Reserve Account                                                                         $0.00
            2.  Spread Account                                                                          $0.00
            3.  Claim on the Certificate Policy                                                         $0.00

       i.   Remaining Pre-Funded Amount                                                                                   $0.00

       j.   Remaining Reserve Amount                                                                                      $0.00

       k.   Certificate Prepayment Amount                                                                                 $0.00

       l.   Certificate Prepayment Premium                                                                                $0.00

       m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
             paid by the Trustee on behalf of the Trust                                                             $355,312.52

       n.   Certificate Pool Factor (after giving effect to distributions on the Distribution Date)                  1.00000000


XVI.          Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                       $649,999,966.23
              Subsequent Receivables                                                               $0.00
                                                                                         ---------------
              Original Pool Balance at end of Monthly Period                             $649,999,966.23
                                                                                         ---------------
                                                                                         ---------------

              Aggregate Principal Balance as of preceding Accounting Date                $426,375,018.62
              Aggregate Principal Balance as of current Accounting Date                  $413,928,244.78




    Monthly Period Liquidated Receivables                       Monthly Period Adminsitrative Receivables

                       Loan #               Amount                        Loan #                   Amount
                       ------               ------                        ------                   ------
         see attached listing               $1,430,885.93                                          $0.00
                                              $291,122.43                                          $0.00
                                               $75,110.87                                          $0.00
                                                                                                   -----
                                              $316,531.60                                          $0.00
                                                                                                   -----
                                                   $0.00
                                                   -----
                                            $2,113,650.83
                                            -------------
XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
         of all Receivables delinquent more than 30 days with
         respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                         $20,243,175.74

       Aggregate Principal Balance as of the Accounting Date              $413,928,244.78
                                                                          ---------------

       Delinquency Ratio                                                                           4.89050361%
                                                                                                   -----------
                                                                                                   -----------











    IN WITNESS WHEREOF, I, Michael Sherman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                       ARCADIA  FINANCIAL  LTD.


                                       By:       /s/ Michael J. Sherman
                                                 -----------------------------

                                       Name:     Michael J. Sherman
                                                 -----------------------------
                                       Title:    Vice President / Treasurer
                                                 -----------------------------